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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2020

Lux Health Tech Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39657	85-2825321
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

920 Broadway, 11th Floor New York, New York	10010
(Address of Principal Executive Offices)	(Zip Code)

(646) 475-4385
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one warrant	LUXAU	The NASDAQ Stock Market LLC
Class A common stock, par value $0.0001 per share	LUXA	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	LUXAW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement.

On October 29, 2020, Lux Health Tech Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 34,500,000 units (the “Units”), including 4,500,000 Units sold pursuant to the full exercise of the underwriters’ option to purchase additional Units to cover over-allotments.  Each Unit consists of one share of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), of the Company and one-third of one warrant of the Company (the “Warrants”), with each whole Warrant entitling the holder thereof to purchase one whole share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $345,000,000.

In connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-249427) (the “Registration Statement”):

•

An Underwriting Agreement, dated October 26, 2020, between the Company and Credit Suisse Securities (USA) LLC, as representative of the several underwriters, attached hereto as Exhibit 1.1 and incorporated herein by reference.

•

An Investment Management Trust Agreement, dated October 26, 2020, between the Company and Continental Stock Transfer & Trust Company, as trustee, attached hereto as Exhibit 10.1 and incorporated herein by reference.

•	A Warrant Agreement, dated October 26, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent, attached hereto as Exhibit 4.1 and incorporated herein by reference.

•	A Registration Rights Agreement, dated October 26, 2020, among the Company and certain security holders named therein, attached hereto as Exhibit 10.2 and incorporated herein by reference.

•	A Sponsor Warrants Purchase Agreement, dated October 23, 2020, between the Company and the Sponsor, attached hereto as Exhibit 10.3 and incorporated herein by reference.

•	A Forward Purchase Agreement, dated October 22, 2020, among the Company, Lux Ventures VI, L.P. and Lux Ventures VI Sidecar, L.P., attached hereto as Exhibit 10.4 and incorporated herein by reference.

•	A Letter Agreement, dated October 26, 2020, between the Company and the Sponsor, attached hereto as Exhibit 10.5 and incorporated herein by reference.

•	A Letter Agreement, dated October 26, 2020, between the Company and each of its officers and directors, attached hereto as Exhibit 10.6 and incorporated herein by reference.

•	Indemnity Agreements, each dated October 26, 2020, between the Company and each of its officers and directors, attached hereto as Exhibits 10.7-10.12 and incorporated herein by reference.

Item 3.02.Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale of 5,933,333 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant (the “Private Placement”), to the Sponsor, generating gross proceeds to the Company of $8,900,000.  The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination.  So long as the Private Placement Warrants are held by the Sponsor or their permitted transferees, the Private Placement Warrants will not be redeemable for cash by the Company and will be exercisable on a cashless basis.

Item 5.03.Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On October 27, 2020, the Company filed its Second Amended and Restated Certificate of Incorporation in the State of Delaware.  The terms of the Second Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Second Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01.Other Events.

A total of $345,000,000, comprised of $338,100,000 of the proceeds from the IPO, including $12,075,000 of the underwriters’ deferred discount, and $6,900,000 of the proceeds from the Private Placement, were placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee.  Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its franchise and income taxes and expenses relating to the administration of the trust account, the proceeds from the IPO and the Private Placement held in the trust account will not be released until the earliest of (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly tendered in connection with a stockholder vote to amend the Company’s Second Amended and Restated Certificate of Incorporation (i) to modify the substance or timing of its obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (ii) with respect to any other provisions relating to stockholders’ rights or pre-initial business combination activity, and (c) the redemption of all of the Company’s public shares if it has not completed its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On October 26, 2020, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.  On October 29, 2020, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01 Financial Statements and Exhibits

(d)Exhibits

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated October 26, 2020, between the Company and Credit Suisse Securities (USA) LLC, as representative of the several underwriters.

3.1	Second Amended and Restated Certificate of Incorporation, dated October 26, 2020.

4.1	Warrant Agreement, dated October 26, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Investment Management Trust Agreement, dated October 26, 2020, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.2	Registration Rights Agreement, dated October 26, 2020, among the Company and certain security holders named therein.

10.3	Sponsor Warrants Purchase Agreement, dated October 23, 2020, between the Company and the Sponsor.

10.4	Forward Purchase Agreement, dated October 22, 2020, among the Company, Lux Ventures VI, L.P. and Lux Ventures VI Sidecar, L.P.

10.5	Letter Agreement, dated October 26, 2020, between the Company and the Sponsor.

10.6	Letter Agreement, dated October 26, 2020, between the Company and each of its officers and directors.

10.7	Indemnity Agreement, dated October 26, 2020, between the Company and Peter Hébert.

10.8	Indemnity Agreement, dated October 26, 2020, between the Company and Josh DeFonzo.

10.9	Indemnity Agreement, dated October 26, 2020, between the Company and Segolene Scarborough.

10.10	Indemnity Agreement, dated October 26, 2020, between the Company and Dr. Bijan Salehizadeh.

10.11	Indemnity Agreement, dated October 26, 2020, between the Company and Senator Joseph Robert “Bob” Kerrey.

10.12	Indemnity Agreement, dated October 26, 2020, between the Company and Dr. Fred Moll.

99.1	Press Release, dated October 26, 2020.

99.2	Press Release, dated October 29, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lux Health Tech Acquisition Corp.

Date: October 29, 2020	By:	/s/ Segolene Scarborough
	Name:	Segolene Scarborough
	Title:	Chief Financial Officer and Treasurer